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                                                                    EXHIBIT 99.2

                THE SEAGRAM COMPANY LTD. UNAUDITED SUPPLEMENTARY
                         PRO FORMA FINANCIAL INFORMATION


The unaudited supplementary pro forma financial information should be read in conjunction with the unaudited condensed consolidated pro forma financial information included elsewhere in this Form 8-K.

The unaudited supplementary pro forma financial information includes attributed revenues which reflect Seagram's proportionate share of the revenues of Seagram's equity companies and attributed earnings before interest, taxes, depreciation and amortization ("EBITDA") for Seagram's operations which reflects the proportionate share of the EBITDA of Seagram's equity companies. The adjustment for equity companies eliminates Seagram's proportionate share of the revenues and EBITDA in order to reflect revenues and equity income as calculated under generally accepted accounting principles. Financial analysts generally consider EBITDA to be an important measure of comparative operating performance. However, EBITDA should be considered in addition to, not as a substitute for operating income, net income, cash flows and other measures of financial performance in accordance with generally accepted accounting principles.


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

                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
             Unaudited Supplementary Pro Forma Financial Information
          (United States dollars in millions, except per share amounts)

                                                                                 Six Months         Year
                                                                                   Ended            Ended
                                                                                December 31,       June 30,
                                                                                    1997             1997
                                                                                  -------         ----------
Revenues                                                                          $ 6,230         $   12,246
                                                                                  -------         ----------
EBITDA
   Beverages
     Spirits and Wine                                                                 444                813
     Fruit Juices and Other                                                           141                235
                                                                                  -------         ----------

       Total Beverages before Charge for Asia Spirits and Wine  Operations            585              1,048
       Charge for Asia Spirits and Wine Operations                                    (60)                --
                                                                                  -------         ----------
                  Total Beverages                                                     525              1,048
   Entertainment
     Filmed Entertainment                                                             271                442
     Music Entertainment                                                               65                 72
     Recreation and Other                                                             102                158
                                                                                  -------         ----------
       Total Entertainment before Gain on Sale of Putnam                              438                672
       Gain on Sale of Putnam                                                          --                 64
                                                                                  -------         ----------
       Total Entertainment                                                            438                736

Total EBITDA                                                                          963              1,784
Adjustment for Equity Cos.- Beverages                                                   4                 10
Adjustment for Equity Cos.- Entertainment                                             133                227
Depreciation and Amortization                                                         256                503
Corporate Expenses                                                                     32                128
                                                                                  -------         ----------

Operating Income                                                                      538                916

Interest, net and other                                                               130                 54
                                                                                  -------         ----------

Income before Income Taxes and Minority Interest                                      408                862

Provision for Income Taxes                                                            223                366

Minority Interest                                                                      11                 12
                                                                                  -------         ----------

NET  INCOME                                                                       $   174         $      484
                                                                                  =======         ==========

EARNINGS  PER  SHARE - Basic                                                      $  0.49         $     1.31
                                                                                  =======         ==========

EARNINGS PER SHARE - Diluted                                                      $  0.49         $     1.30
                                                                                  =======         ==========


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

                THE SEAGRAM COMPANY LTD. AND SUBSIDIARY COMPANIES
             Unaudited Supplementary Pro Forma Financial Information
                        (United States dollars in millions)

                                                              Six Months         Year
                                                                Ended            Ended
                                                             December 31,       June 30,
                                                                 1997             1997
                                                               -------         --------
Revenues

  Beverages
    Spirits and Wine                                           $ 2,631         $  5,121
    Fruit Juices and Other                                       1,067            2,113
                                                               -------         --------
      Attributed Revenues - Beverages                            3,698            7,234

  Entertainment

    Filmed Entertainment                                         2,152            4,233

    Music Entertainment                                            818            1,500

    Recreation and Other                                           548            1,097
                                                               -------         --------
      Total Entertainment before Gain on Sale of Putnam          3,518            6,830
      Gain on Sale of Putnam                                        --               64
                                                               -------         --------
      Attributed Revenues - Entertainment                        3,518            6,894

Total Attributed Revenues                                        7,216           14,128

           Adjustment for Equity Cos.- Beverages                  (107)            (267)
           Adjustment for Equity Cos.- Entertainment              (879)          (1,615)
                                                               -------         --------

Total Reported Revenues                                        $ 6,230         $ 12,246
                                                               =======         ========

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